AMENDMENT NO. 1 TO CONSULTING AGREEMENT


     This Amendment Consulting Agreement (this "Amendment"), is made effective as of August 12, 2004, by and between Rapidtron, Inc., a Nevada corporation (the "Company"), and Mark Adair Financial Consulting Services ("Consultant"), in connection with that certain Consulting Agreement, dated effective as of January 1, 2004 (the "Master Agreement"):

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Extension  of  Filing S-8 Registration.  The Company and Consultant agree
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that  Section  3 of the master Agreement is hereby amended to extend the date by which the Company has to undertake to file a registration statement on From S-8 until October 29, 2004.

2.     Waiver.  Consultant  hereby  waives  any  claim  Consultant  may have for
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breach  of  contract  or  otherwise related to the Company's failure to file the registration  statement  on  Form  S-8  prior  to  October  29,  2004.

3.     Non-Impairment.  Except  as  expressly  modified  herein,  the  Master
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Agreement shall continue in full force and effect, and the parties hereby ratify and  reaffirm  the  Master  Agreement  as  modified  herein.

4.     Defined  Terms.  All  capitalized  terms  used  in this Amendment and not
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otherwise  defined  herein  shall  have  the  meaning given to such terms in the
Master  Agreement.

5.     Inconsistencies.  In  the  event  of  any  inconsistency,  ambiguity  or
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conflict  between  the  terms and provisions of this Amendment and the terms and provisions of the Master Agreement, the terms and provisions of this Amendment shall control.

6.     Counterparts.  This  Amendment  may  be  executed  in  any  number  of
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counterparts,  each of which when executed will be deemed an original and all of which,  taken  together,  will  be  deemed  to  be  one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

RAPIDTRON, INC.,
a Nevada corporation

By:     /s/ John Creel
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     John Creel, President



/s/ Mark Adair
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MARK ADAIR, an individual, d/b/a
Mark Adair Financial Consulting Services


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